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Quarterly Report for the Period ending 9/30/2000


October 25, 2000

Dear Fellow Social Responsibility Shareholder,

Our Portfolio declined 1.2% in the September quarter, behind both the S&P 500 Index return of negative 1.0% and our peer benchmark return of positive 2.9%. Overall, it was a "poor to midlin'" quarter and the first time we underperformed either of these benchmarks in the last five quarters.

Our trailing one-year and longer returns are stellar. Over the last one-year and three-year periods, our performance ranks in the top 1% of growth and income funds according to data from Morningstar.

Performance Summary

TRANSLATION: In spite of trimming back technology holdings early in the year, our semiconductor and telecommunications companies significantly detracted from our return in the quarter. We still had some substantial exposure to NASDAQ stocks, and the NASDAQ Composite Index was down 7.4% in the quarter. Our longer-term relative performance numbers tell a more pleasing story.

The table below presents our September quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.


                                             September Qtr.      1 Year         5 Year      Life-to-Date
                                                7/1/00          10/1/99        10/1/95         8/5/94
                                             to 9/30/00(3)     to 9/30/00   to 9/30/00(4)  to 9/30/00(4)
                                             --------------    ----------   -------------  -------------
       Social Responsibility Portfolio          -1.2%            42.5%         26.0%          25.7%
       S&P 500 (large stocks)(1)                -1.0%            13.3%         21.7%          22.7%
       Lipper Growth and Income Funds(2)         2.9%            11.2%         15.7%          16.7%

         (1) The S&P 500 is an unmanaged index of large stocks with dividends reinvested. (2) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (3) Periods less than one year are not annualized. (4) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Performance Details for the September Quarter

TRANSLATION: The performance of most of our technology and telecommunications companies really "stung" in the September quarter. Fortunately, financial service and utility stocks helped make up most of the difference. Hooray for diversification!

The September quarter demonstrated in clear terms the importance of diversification. Most of the technology and telecommunications companies that helped us the most over the previous three quarters performed poorly in the September quarter. Financial stocks and utilities, industries that are usually "low octane" performers, helped cushion the technology drop. Three of the four companies on our "top performing" list were in these two industries. Surprisingly, our top performer was an Internet stock, I2 Technologies. The tech industry has performed horribly this year, but the fundamental health of I2 Technologies helped it "buck the trend." These companies gained at least 40% in the September quarter:


             Rank   Description                   Industry                          % Gain
             ----   -----------                   --------                          ------
               1    I2 Technologies Inc.          Internet                            79.4%
               2    Firstfed Financial Corp.      Savings & Loans                     62.8%
               3    AES Corp.                     Electric Utilities                  50.1%
               4    MBNA Corp.                    Diversified Financial Services      41.9%

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Stocks that declined by at least 40% were:


             Rank   Description                      Industry                        % Loss
             ----   -----------                      --------                        ------
               1    Corsair Communications Inc.      Telecommunications              -72.8%
               2    Unify Corp.                      Software                        -72.4%

Corsair's primary product is being phased out in favor of a new product. This transition period has Wall Street nervous. The telecommunications industry also had a very poor quarter overall. Nevertheless, we still like the company.

Unify was a company that made a lot of money for us in 1999. Fortunately, we had sold over four fifths of our holdings before the beginning of the quarter at good prices, and the company represented less than a half percent of net assets at the beginning of the quarter--thus, just a smaller diversifying position. The company announced a need to restate earnings this summer, the CEO suffered a heart attack, and the stock has been de-listed pending new financial statements. When things get bad, they can get really bad.

Top Ten Holdings

TRANSLATION: Our top ten holdings list continues to reflect the continuing diversification of our Portfolio.

Here are top ten holdings as of September 30. These ten companies represent seven different industries.

                Rank   Description                       Industry                          % of Net Assets
                ----   -----------                       --------                          ---------------
                  1    Corning Inc                       Telecommunications                     3.8%
                  2    AVX Corp.                         Electronics                            3.6%
                  3    Timberland Company                Apparel                                3.6%
                  4    AES Corp.                         Electric Utilities                     3.5%
                  5    Calpine Corp.                     Electric Utilities                     3.2%
                  6    Green Mountain Coffee Inc.        Food                                   3.1%
                  7    Applied Micro Circuits Corp.      Semiconductors                         3.1%
                  8    Bank of America Corp.             Banks                                  3.0%
                  9    Xilinx Inc.                       Semiconductors                         2.9%
                 10    American Express Company          Diversified Financial Services         2.8%
                                                                                               ----
                                                                                               32.6%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 2000; security positions can and do change thereafter.

Investment Philosophy:  "Don't Look"

TRANSLATION: When thinking about the stock market, one of my long-held rules of thumb is "if it doesn't affect a decision I will make, I don't look." This saves a lot of time and helps me focus on the important aspects of my job, like seeking to discover the next great company.

The industry rule of thumb: track your investments and the stock market closely so you will know when to bail out or add more. Unless you are a new shareholder, you probably know Bridgeway doesn't believe in market timing. Most of the TV programming and evening news reports about the market are just so much entertainment. It's probably the worst place to go to gather information you might use in making an investment decision. When people ask me what the market is going to do (in the next week, month, or year), I usually ask, "Why do you care?"

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That may seem like an unusual (non) answer to a question that affects the account value of each shareholder and the revenues of our firm. But as a contrarian, if I had to make an investment decision based on a news story, I'd do the opposite of whatever is being suggested. Better yet, I'd simply get a long-term plan, put it in place, and ignore the "noise." The people who have made the most money with our portfolios are the ones who made an early investment and just let it ride. Each $1,000 invested at the beginning of our Portfolio in August, 1994 was worth $4,085 at the end of September. (These were some extraordinary stock market years; I'm not expecting the next six years to look this attractive.) That's nice appreciation, but it still doesn't answer the relevant question, which is, "How much will it be worth on the day an investor needs to start spending it?" That's the only really relevant question, because the account values in between are "just so much noise."

Since Bridgeway's position is that predicting the market is a fruitless exercise, my rule of thumb: if it doesn't affect a decision you make, don't look. Most investors waste a lot of time tracking historical events that cannot be used to make good current decisions. I frequently go home without knowing if the market was up or down that day. There are three computer screens in my office and none of them carry the market indexes. I seek market information at three times: 1) when I am helping work a trade, 2) when I review fund accounting statements, and 3) when I review fund performance, for example, for this letter. In a more ideal world, I would only look quarterly or annually.

So if you find yourself looking up our net asset value in the paper every day and getting nervous, think about whether our rule of thumb would work for you. It would thrill me to think that one shareholder read this, put the newspaper (or this letter!) down, and spent the extra time with their child, parent, or friend.

Bridgeway Nominee takes Award with Council on Economic

Each year the Council on Economic Priorities presents company awards in several categories of social action. This year, Bridgeway nominated Horizon Organic Holding Company (HCOW), a leading organic dairy, whose environmental and animal rights record secured its position in our Portfolio. I am pleased to report that Horizon Organic won one of two awards given for their environmental sensitivities. (Their product is great too--I used Horizon Organic skim milk in my protein drink just this morning!)

Year 2000 Dividend

TRANSLATION: Our dividend distribution for 2000 was $3.36 on October 27, 2000. It was higher than normal due to selling some stocks with large gains from 1999. (Based on the performance of these stocks since then, I'm glad we did.) I expect our five-year tax efficiency to be higher than an S&P 500 Index Fund, even after this distribution.

Our $3.36 dividend on October 27 consisted of $1.05 of short-term capital gains and $2.31 of long-term capital gains. We expect no further distributions in 2000. Here are some questions you might have about the divdend:

The other Bridgeway portfolios won't distribute their dividends until December; why is the distribution date different for this portfolio?

Due to the tax-free merger into the new Calvert-Large Cap Growth Fund on October 31, we needed to distribute all income and capital gains by that date. You won't have to pay taxes on the dividend until after the end of the calendar year, so the timing of the dividend shouldn't make a difference as far as the timing of your paying taxes.

Is the distribution higher than it would have been if there had been no merger?

We don't think so. It was determined this year by the Portfolio fiscal year capital gains from 7/1/99 through 6/30/00. Theoretically, a December distribution would have been lower if the number of shares continued to increase. It would have been higher if we had not attracted new shareholders who were trying to get in before the merger. Overall, we don't think the number of shares would have been significantly different, and the dividend per share would have been about the same. We will not know with certainty, however.

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Why is the Year 2000 dividend higher than in previous years?

This unusually large dividend (especially by our standards) is the result of three factors: 1) We took the unusual step with our portfolio in late 1999 and early 2000 of selling outright one of our most highly appreciated and largest holdings (Qualcomm) for a substantial short-term gain and another (Unify) for an even larger long-term gain. These actions added significantly to our total return in the fiscal year that ended 6/30/2000. Since both of these stocks are now trading at less than half their value at the beginning of the year, I'm glad we did. But these sells didn't help our tax efficiency. 2) Ben and Jerry's, our longest-term holding, was taken over in April, forcing us to take a long-term gain. 3) We had our best fiscal year of performance ever, up 37.6%. This period, from 7/1/99 to 6/30/00 is the exact time period upon which our dividend distribution is based. Thus, even a 10.3% distribution (the dividend divided by the pre-dividend price) in a year of 37.6% total return is not awful, but it's not great.

Do you think the Social Responsibility will continue this more recent lower tax efficiency in the future?

We can't make representations about our future tax efficiency, just as we can't make representations about our future performance. However, even after this most recent distribution, Bridgeway staff estimates that the tax efficiency rate of this Portfolio over the trailing three and five years will be superior to that of an S&P 500 Index fund. We think that's pretty tax efficient. Also, nothing else has changed about the way we manage our Portfolio. We do pay attention to taxes and seek to minimize them when we believe that it is not to the detriment of our total return. However, after a year of "outsize" returns, a larger distribution is not a surprise.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. As a result of a recent shareholder suggestion, we are adding a line at the top of page one to let you know if this is an annual, semi-annual, or quarterly report and for what time period. Please keep your ideas coming.

Sincerely,

/s/ John Montgomery

John Montgomery

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Swan Song--Sort of

On October 26, our shareholders voted overwhelmingly to approve the merger of Bridgeway Social Responsibility Portfolio into Calvert Large Cap Growth Fund, a new Calvert fund. The merger has the effect of 1) changing the name and ticker symbol of the fund, 2) lowering the annual fund expenses for shareholders of record on October 31 from a range of 1.5-2.0% to 0.9-1.15%, 3) giving the administrative details of fund operations to Calvert, 4) using Calvert's excellent and more extensive social research, and 5) tapping into Calvert's expertise in shareholder activism and community investing. This is my last letter as manager of the fund under its "Bridgeway" moniker. Of course, I will remain as portfolio manager.

It is with some nostalgia that I celebrate our accomplishments during the first six years of our fund. And now, it is time to celebrate new beginnings. I am very excited about our new association with Calvert. I thank each shareholder who made our first six years possible and who demonstrated trust in supporting the future possibilities that this change represents. I look forward to our future together.

Best regards,

/s/ John Montgomery

John Montgomery

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